CORNERCAP BALANCED FUND

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS





                                   A SERIES OF
                            CORNERCAP GROUP OF FUNDS
                          A "SERIES" INVESTMENT COMPANY





                            FOR THE SIX MONTHS ENDED

                               SEPTEMBER 30, 1999





The Peachtree, Suite 1700                                  Advisor:
                                                           (800) 728-0670
1355 Peachtree Street, NE                                  Administrator:
                                                           (888) 81-FUNDS
Atlanta, Georgia 30309                                     Telecopier:
                                                           (404) 870-0770

                                                        CORNERCAP GROUP OF FUNDS
                                            MANAGER'S REPORT TO THE SHAREHOLDERS
                              FOR THE SEMIANNUAL PERIOD ENDED SEPTEMBER 30, 1999



Dear Shareholder:

Attached are the portfolio valuation and financial reports for the semiannual period ended September 30, 1999. As of this date, the shares of the CornerCap Growth Fund were valued at $11.20, and the shares of the CornerCap Balanced Fund were valued at $11.99. In this letter, we would like to cover two areas: first, the year-to-date performance of our mutual funds and, second, a few recent activities of our fund company about which we would like to keep you informed.

During the inflationary 1970s, investors closely scrutinized their real estate returns. In the 1990s, investor focus is on stock returns. Like real estate, which includes houses, hotels, shopping centers, office buildings, raw land, etc., stocks come in as many flavors. They can be large stocks, small stocks, something  in between,  or some  blending of these sizes ....  growth  stocks or value  stocks .... US stocks or non-US  stocks ....  Internet  retail  stocks or
Internet infrastructure stocks ... etc.

The ideal mutual fund would be the one that could consistently predict the next flavor of the month moving correctly from one flavor to the next over time. That fund does not exist. At CornerCap, rather than continually trying to chase that latest investment fad, we believe investors will be more successful if they select an investment approach that is consistent with their long-term objectives and has performed well over time.

The "flavor" that we use for the CornerCap Growth Fund is to be fully invested in small- to mid-capitalization stocks that are primarily value-oriented. This approach is somewhat volatile, but it has realized higher returns over the years. Our more conservative CornerCap Balanced Fund is also value-oriented, but we limit the equity commitment to approximately 60% of the portfolio (40% in bonds), and the equities are primarily in the large- to mid-capitalization area.

Using the Wilshire 5000 Index, which breaks down 5,000 stocks into a variety of style characteristics, we thought you might be interested in how our mutual fund returns compare.

                                             YTD        9/30/99          6/30/99      3/31/99
FUNDS
         CornerCap Growth Fund               7.8%         -5.1%            23.4%         -8.0%
         CornerCap Balanced Fund             0.0%         -5.7%             9.6%         -3.2%

WILSHIRE INDICES
         Wilshire 5000                       4.5%         -6.6%             7.8%          3.8%
         Styles:
             Value:
                  Large                      1.4%        -10.1%            11.7%          0.9%
                  Mid                       -1.0%        -10.2%            16.9%         -5.6%
                  Small                    -15.3%        -10.8%             1.2%         -6.2%
             Growth:
                  Large                      7.0%         -3.3%             2.8%          7.6%
                  Mid                       14.0%         -2.0%            15.9%          0.4%
                  Small                     10.6%         -3.0%            13.6%          0.4%

What do the above numbers tell us? With regard to both of our funds, value investing continues to be out of favor, much as it was in 1998. With regard to our Growth Fund, small-capitalization value stocks were even more seriously punished by the market in 1999, down 15.3%. Our fund was up 7.8% over this period, so we were in the wrong pond, but at least we caught the most fish. With regard to our Balanced Fund, our zero year-to-date return is in line with the average of the large- and mid-capitalization value stocks, especially when you consider that bonds have actually realized negative returns this year.

During 1999, we have been busy on other matters with regard to our mutual funds to improve services to our shareholders. As we have reported in the past, we are continuing with our action plan to ensure that there are no problems with the valuation and administration of our funds when January 2000 arrives, i.e., the "Y2K" issue. We believe all of our hardware and software should operate normally on January 2000, and we have established manual procedures for administering our funds if problems should still occur.

At the start of this year, we changed custodians to United Missouri Bank (UMB), and it is doing an excellent job. We have also negotiated a lower commission schedule with the majority of the brokers whom we use to execute trades for our funds. We use a portion of these commission dollars, approximately 20%, to purchase investment research data and services that we believe will be value adding to our funds. Of course, since we self distribute our funds, we charge no fees for contributions or withdrawals.

Thank you for being one of our valued shareholders and for the referrals that many of you have made to our mutual fund family.

CornerCap Investment Counsel
November 19, 1999

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------

                                                                                                     Value
   Shares                                                                                           (Note 1-A)
   ------                                                                                           ----------
                 COMMON STOCKS - 58.78%
                 -------------

                 AIR TRANSPORTATION - 1.23%

     1,150          British Airway PLC ADR                                                         $    65,694
                                                                                                   -----------
                 AUTOMOTIVE - 3.76%
     1,800          Ford Motor Co. Del                                                                  90,338
     2,200          TRW Inc.                                                                           109,450
                                                                                                   -----------
                                                                                                       199,788
                                                                                                   -----------
                 AEROSPACE - 4.51%
     2,300          Goodrich BF Co.                                                                     66,700
     1,800          Rockwell International Corp.                                                        94,500
     4,300          Gencorp, Inc.                                                                       78,744
                                                                                                   -----------
                                                                                                       239,944
                                                                                                   -----------
                 BANK - 1.47%
     2,200          First Union Corp.                                                                   78,237
                                                                                                   -----------
                 BEVERAGES - 1.71%
     1,300          Anheuser-Busch Companies, Inc.                                                      91,082
                                                                                                   -----------
                 BUILDING MATERIALS - 1.80%
     1,600          PPG Industries, Inc.                                                                96,000
                                                                                                   -----------
                 COMMUNICATIONS - 2.01%
     1,500          Telefonos de Mexico                                                                106,875
                                                                                                   -----------
                 DIVERSIFIED - 3.09%
     2,700          ITT Industries, Inc.                                                                85,895
     2,500          National Service Industries, Inc.                                                   78,750
                                                                                                   -----------
                                                                                                       164,645
                 ELECTRIC LIGHTING AND WIRING EQUIPMENT - 1.56%
     1,250          Johnson Ctls., Inc.                                                                 82,891
                                                                                                   -----------
                 ELECTRICAL UTILITIES - 3.11%
     3,400          First Energy Corp.                                                                  86,700
     2,900          Reliant Energy, Inc.                                                                78,481
                                                                                                   -----------
                                                                                                       165,181
                                                                                                   -----------
                 FINANCIAL SERVICES - 1.72%
       800          JP Morgan & Co., Inc.                                                               91,400
                                                                                                   -----------
                 INSURANCE 1.84%
     5,800          Ohio Casualty Corp.                                                                 97,875
                                                                                                   -----------
                 MACHINERY - 3.54%
     1,600          Briggs & Stratton                                                                   93,400
     5,700          Flowserve Corporation                                                               94,762
                                                                                                   -----------
                                                                                                       188,162
                                                                                                   -----------
-------------------------------------------------------------------------------------------------------------------

CORNERCAP BALANCED FUND

SEPTEMBER 30, 1999 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------

                                                                                                      Value
   Shares                                                                                           (Note 1-A)
   ------                                                                                           ----------
                 COMMON STOCKS - 58.78%
                 -------------

                 MARITIME - 1.75%
     3,900          Alexander & Baldwin                                                                 93,112
                                                                                                   -----------
                 MEDICAL SUPPLIES - 3.44%
     1,400          Bausch & Lomb, Inc.                                                                 92,313
     3,000          Mallinckrodt, Inc.                                                                  90,564
                                                                                                   -----------
                                                                                                       182,877
                                                                                                   -----------
                 METALS - 1.45%
     4,800          Timken Co.                                                                          77,400
                                                                                                   -----------
                 MINING - 3.70%
     1,800          Reynolds Metals                                                                    108,675
     1,600          Phelps Dodge Corp.                                                                  88,101
                                                                                                   -----------
                                                                                                       196,776
                                                                                                   -----------
                 OIL INDUSTRY - 1.14%
     2,400          Ashland, Inc.                                                                       80,700
                                                                                                   -----------
                 PACKAGING & CONTAINERS - 1.74%
     2,100          Ball Corp.                                                                          92,532
                                                                                                   -----------
                 PAPER & FOREST PRODUCTS - 3.20%
     8,400          Abitibi Consolidated                                                               101,325
     4,200          Glatfelter P.H. Co.                                                                 69,038
                                                                                                   -----------
                                                                                                       170,363
                                                                                                   -----------
                 PUBLISHING - 1.47%
     2,300          Deluxe Corp.                                                                        78,200
                                                                                                   -----------
                 RETAIL - SPECIALTY - 1.21%
     4,200          Enesco Group, Inc.                                                                  64,575
                                                                                                   -----------
                 STEEL INTERGRATED - 2.00%
     1,200          Carpenter Technology                                                                29,400
     3,000          USX-U.S. Steel Group                                                                77,250
                                                                                                   -----------
                                                                                                       106,650
                                                                                                   -----------
                 TOBACCO - 3.07%
     2,400          Philip Morris Companies, Inc.                                                       82,051
     2,700          US Tobacco, Inc.                                                                    81,508
                                                                                                   -----------
                                                                                                       163,559
                                                                                                   -----------
                 TEXTILE - 1.59%
     2,500          Spring Ind.                                                                         84,845
                                                                                                   -----------
                 THRIFT - 1.66%
     3,800          Washington Fed.                                                                     88,114
                                                                                                   -----------
                    TOTAL COMMON STOCKS (COST $3,107,854)                                            3,147,466
                                                                                                   -----------

-------------------------------------------------------------------------------------------------------------------

CORNERCAP BALANCED FUND

SEPTEMBER 30, 1999 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------

Principal                                                                                            Value
 Amount                                                                                            (Note 1-A)
---------                                                                                         ------------
                 CORPORATE BONDS - 34.90%
                 ---------------

                 ELECTRONIC COMPONENTS - 2.79%
  $150,000          Sony, 6.125%, Due 03/04/03                                                     $   148,293
                                                                                                   -----------
                 ELECTRICAL UTILITIES - 2.79%
                    National Rural Utilities
   150,000             6.375%, Due 10/15/04                                                            148,277
                                                                                                   -----------
                 FINANCIAL SERVICE - 17.46%
                    GMAC
   150,000             6.700%, Due 04/03/01                                                            150,887
                    Merrill Lynch
   150,000             6.375%, Due 10/15/08                                                            141,421
                    Nations Bank
   200,000             6.375%, Due 05/15/05                                                            193,317
                    Norwest Financial
   150,000             6.250%, Due 12/15/07                                                            143,257
                    Walmart
   150,000             6.750%, Due 05/15/02                                                            151,643
                                                                                                   -----------
                                                                                                       780,525
                                                                                                   -----------
                 MULTIMEDIA- 3.74%
   200,000          Disney Corp. 6.75%, Due 03/30/06                                                   198,843
                                                                                                   -----------
                 TELECOMMUNICATIONS - 3.49%
   200,000          AT&T 6.00%, Due 03/15/09                                                           185,829
                                                                                                   -----------
                       TOTAL CORPORATE BONDS (COST $1,538,787)                                       1,461,767
                                                                                                   -----------

                 U.S. GOVERNMENT BONDS - 7.42%
                 ---------------------

                 U.S. Treasury
  $150,000          5.75%, Due 08/15/03                                                            $   149,531
   140,000          6.50%, Due 08/15/05                                                                143,237
   100,000          6.50%, Due 10/15/06                                                                102,219
                                                                                                   -----------
                    TOTAL GOVERNMENT BONDS (COST $410,500)                                             394,987
                                                                                                   -----------

-------------------------------------------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

SEPTEMBER 30, 1999 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS - 4.93%
                 ----------------------
                 Wachovia Bank Short-Term Authorized Demand Notes
  $275,756          (Cost $269,886)                                                                    269,886
                                                                                                   -----------
                    TOTAL INVESTMENTS (COST $5,589,430) (A)                          98.61%          5,274,107
                    OTHER ASSETS IN EXCESS OF LIABILITIES                             1.39%             38,674
                                                                                    ------         -----------
                    NET ASSETS                                                      100.00%        $ 5,312,781
                                                                                    ======         ===========

             (A) AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSE IS $4,602,026.

                 At September 30, 1999, unrealized  appreciation  (depreciation)
                 of securities for federal income tax purposes is as follows:
                    Gross unrealized appreciation                                                   $  327,627
                    Gross unrealized depreciation                                                     (376,533)
                                                                                                    ----------
                    NET UNREALIZED DEPRECIATION                                                     $  (48,906)
                                                                                                    ==========



-------------------------------------------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1999 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------
ASSETS
    Investments at market value,
       (Identified cost $3,107,854) (NOTE 1-A)                                                     $ 5,004,221
    Cash                                                                                               269,886
    Interest receivable                                                                                 35,546
    Dividends receivable                                                                                 6,112
    Insurance Reserve                                                                                    1,515
                                                                                                   -----------
          TOTAL ASSETS                                                                               5,317,280
                                                                                                   -----------


LIABILITIES
    Payable for investment securities purchased                                                    $         0
    Payable for fund shares redeemed                                                                         0
    Management fee payable                                                                               4,501
    Administration fees payable                                                                          1,350
    24F-2 Fee and Corporate Tax                                                                         (1,352)
                                                                                                   -----------
          TOTAL LIABILITIES                                                                              4,499
                                                                                                   -----------

NET ASSETS
    (Applicable to 443,288 shares outstanding,
       unlimited number of shares authorized)                                                      $ 5,312,781
                                                                                                   ===========

NET ASSET VALUE OFFERING AND REPURCHASE
    PRICE PER SHARE
   ($5,312,781 / 443,288 shares)                                                                   $     11.99
                                                                                                   ===========

NET ASSETS
   At September 30, 1999, net assets consisted of:
      Paid-in capital                                                                              $ 5,784,604
      Undistributed net investment income                                                             (569,538)
      Accumulated net realized gains on investments                                                    146,621
      Net unrealized depreciation                                                                      (48,906)
                                                                                                   -----------
                                                                                                   $ 5,312,781
                                                                                                   ===========



-------------------------------------------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

STATEMENT OF OPERATIONS

FOR THE SIX-MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                                                       $    50,070
   Interest                                                                                             80,655
   Extraordinary Income                                                                                    234
                                                                                                   -----------

      TOTAL INCOME                                                                                     130,959
                                                                                                   -----------
   EXPENSES
      Management fee (NOTE 2)                                                                           26,043
      Service costs (NOTE 2)                                                                             7,813
                                                                                                   -----------
         TOTAL EXPENSES                                                                                 33,856
                                                                                                   -----------
            NET INVESTMENT INCOME                                                                       97,103
                                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain from security transactions                                                         59,238
   Change in unrealized appreciation of investments                                                    (35,646)
                                                                                                   -----------

         NET GAIN ON INVESTMENTS                                                                        23,592
                                                                                                   -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $   120,695
                                                                                                   ===========
-------------------------------------------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

PERIOD ENDED SEPTEMBER 30, 1999 AND YEAR  ENDED MARCH 31, 1999

-------------------------------------------------------------------------------------------------------------------

                                                                             PERIOD ENDED          YEAR ENDED
                                                                             SEPTEMBER 30,          MARCH 31,
                                                                                 1999                 1999
                                                                             -------------       ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS
      Net investment income                                                 $      80,128         $     85,806
Net realized gain on investments                                                   59,238              196,394
Increase (decrease) in unrealized appreciation
         of investments                                                           (39,219)            (286,479)
                                                                            -------------         ------------
         NET INCREASE (DECREASE) IN NET ASSETS
            RESULTING FROM OPERATIONS                                             100,147               (4,279)
   DISTRIBUTIONS TO SHAREHOLDERS FROM
      Net investment income
         ($0.00 and $0.19 per share, respectively)                                      0              (19,152)
      Capital gains
         ($0.00 and $23.03 per share, respectively)                                     0             (122,292)
                                                                            -------------         ------------
   CAPITAL SHARE TRANSACTIONS (A)
      Increase in net assets resulting from capital
         share transactions                                                       714,625            2,349,542
                                                                            -------------         ------------

            TOTAL INCREASE IN NET ASSETS                                          814,772            2,203,819

NET ASSETS
   Beginning of period                                                          4,498,009            2,294,190
                                                                            -------------         ------------
   END OF PERIOD
      (Including undistributed net investment income of
       $146,622 and $73,927, respectively)                                  $   5,312,781         $  4,498,009
                                                                            =============         ============


(A)   SUMMARY OF CAPITAL SHARE ACTIVITY FOLLOWS:

                                                      SIX-MONTH PERIOD ENDED                YEAR ENDED
                                                       SEPTEMBER 30, 1999                MARCH 31, 1999
                                                    -----------------------------------------------------------
                                                       SHARES        VALUE            SHARES         VALUE
                                                       ------        -----            ------         -----
      Shares sold                                      82,380    $  1,036,234         231,516    $   2,735,803
      Shares issued on
         reinvestment of distributions                      0               0          11,916          139,421
                                                    ---------    ------------       ---------    -------------
                                                       82,380       1,036,234         243,432        2,875,224
      Shares redeemed                                 (25,449)       (321,609)        (44,201)        (525,682)
                                                    ---------    ------------       ---------    -------------
      NET INCREASE                                     56,881    $    714,625         199,231    $   2,349,542
                                                    =========    ============       =========    =============
-------------------------------------------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

-------------------------------------------------------------------------------------------------------------------

                                                FOR PERIOD      FOR THE          FOR PERIOD        FOR PERIOD
                                                4/1/1999 TO     YEAR ENDED       6/1/1997 TO       5/24/1997* TO
                                                9/30/1999       3/31/1999        7/30/1998<F1>     5/31/1997
                                                ----------------------------------------------------------------
      PER SHARE OPERATING PERFORMANCE
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 11.62        $  12.21       $ 32.99           $   33.20
                                                   -------        --------       -------           ---------

   INCOME FROM INVESTMENT OPERATIONS -
      Net investment income                           .19              .21            .24                .01
      Net realized and unrealized gain
         (loss) on investments                        .18             (.26)          2.20               (.22)
                                                   ------          -------       --------           --------
         Total from investment operations            0.37             (.05)          2.44               (.21)
                                                   ------          -------       --------           --------

    Less distributions from -
      Net investment income                            -              (.07)          (.19)               -
      Realized gains                                   -              (.47)        (23.03)               -
                                                   -----           -------         ------          ---------
         Total distributions                           -              (.54)        (23.22)               -
                                                   -----           -------         ------          ---------
   Net asset value, end of period                 $11.99           $ 11.62       $  12.21           $  32.99
                                                  ======           =======       ========           ========

Total Return                                        3.18%            (.46)%        19.13%              (.60)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period ($000)               $5,312            $4,498        $2,294              $2,093

   Ratios to average net assets <F2>
      Expenses 0.65                                 1.30%            1.53%**       2.00%**
      Net investment income                         1.54             2.91%         2.80%**             4.50%**

   Portfolio turnover rate                         48.10%           38.47%        13.38%              98.90%

*  COMMENCEMENT OF OPERATIONS

** ANNUALIZED

Per share amounts have been adjusted for the year ended May 31, 1997 to reflect a 1 for 4 reverse stock split effective June 30, 1997. On June 14, 1997, a capital gain distribution of $22.91 per share ($5.73 per share on a pre-split basis) was paid to shareholders. The net asset value per share on June 30, 1997, after the payment of the capital gain distribution and the effect of the 1 for 4 reverse split, was $10.86 per share.

<F1> Fund has changed its year-end from May 31st to September 30st.

<F2> Fee waivers  reduced the expense  ratio and  increased  the net  investment income ratio by 1.25% in 1998.

-------------------------------------------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

CORNERCAP BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

(1)   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      CornerCap Balanced Fund (the "FUND") is a series of shares of the CornerCap Group of Funds and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. Investment operations commenced on May 24, 1997 as a result of the reorganization of the Atlanta Growth Fund (NOTE 4). The investment objective of the Fund is to obtain capital appreciation and current income. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

      A. SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

      B. SECURITY TRANSACTIONS, INVESTMENT INCOME AND OTHER - Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      C. FEDERAL INCOME TAXES - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

      D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      E. ACCOUNTING ESTIMATES - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



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CORNERCAP BALANCED FUND

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

SEPTEMBER 30, 1999
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(2)   TRANSACTIONS WITH AFFILIATES

      INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS The Fund has an investment advisory agreement with CornerCap Investment Counsel, Inc. (the "ADVISOR"), pursuant to which the Advisor receives a fee, computed daily and payable monthly, at an annual rate of 1.0% of the average daily net assets.

      In addition, the Fund has a service agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily and payable monthly at an annual rate of .30% of average net assets.

      The Advisor will provide day-to-day operational services to the Fund including, but not limited to, providing or arranging to provide accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub accounting and recordkeeping services. All fees and expenses associated with these and other functions including, but not limited to, expenses of legal compliance, shareholder communication and meetings of the Shareholders and the Board of Trustees will be paid by the Advisor.


(3)   PURCHASES AND SALES OF SECURITIES

      For the six-month  period ended  September 30, 1999, the cost of purchases
      and  the  proceeds  from  sales  of   securities,   excluding   short-term
      securities, were $972,590 and $137,414, respectively.


(4)   STOCK SPLIT

      Effective June 30, 1997, the Fund had a reverse stock split of 1 share for every 4 shares owned. The financial highlights for the period ended May 31, 1997 have been adjusted retroactively to reflect this split.





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